EXHIBIT NO. 24

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Spinnaker Industries, Inc., a Delaware corporation, hereby appoints LOUIS A. GUZZETTI and GEORGE E. FUEHRER true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form10-K of Spinnaker Industries, Inc., for the fiscal year ended December 31, 2000, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE:  March 30, 2001
                                                /s/ Richard J. Boyle
                                                ---------------------------
                                                Richard J. Boyle

EXHIBIT NO. 24

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer of Spinnaker Industries, Inc., a Delaware corporation, hereby appoints LOUIS A. GUZZETTI and GEORGE E. FUEHRER true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form10-K of Spinnaker Industries, Inc., for the fiscal year ended December 31, 2000, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE:  March 30, 2001
                                                /s/ Anthony T. Castor III
                                                ------------------------------
                                                Anthony T. Castor III

EXHIBIT NO. 24

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Spinnaker Industries, Inc., a Delaware corporation, hereby appoints LOUIS A. GUZZETTI and GEORGE E. FUEHRER true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form10-K of Spinnaker Industries, Inc., for the fiscal year ended December 31, 2000, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE:  March 30, 2001
                                                /s/ E. Val Cerrutti
                                               -------------------------------
                                                    E. Val Cerrutti

EXHIBIT NO. 24

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Spinnaker Industries, Inc., a Delaware corporation, hereby appoints LOUIS A. GUZZETTI and GEORGE E. FUEHRER true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form10-K of Spinnaker Industries, Inc., for the fiscal year ended December 31, 2000, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE:  March 30, 2001
                                                /s/ Ned N. Fleming, III
                                                -------------------------------
                                                Ned N. Fleming, III

EXHIBIT NO. 24

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Spinnaker Industries, Inc., a Delaware corporation, hereby appoints LOUIS A. GUZZETTI and GEORGE E. FUEHRER true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form10-K of Spinnaker Industries, Inc., for the fiscal year ended December 31, 2000, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE:  March 30, 2001
                                                        /s/ Ralph R. Papitto
                                                        -----------------------
                                                        Ralph R. Papitto

EXHIBIT NO. 24

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Spinnaker Industries, Inc., a Delaware corporation, hereby appoints LOUIS A. GUZZETTI and GEORGE E. FUEHRER true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form10-K of Spinnaker Industries, Inc., for the fiscal year ended December 31, 2000, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE:  March 30, 2001
                                                /s/ Joseph P. Rhein
                                                ------------------------------
                                                Joseph P. Rhein

EXHIBIT NO. 24

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Spinnaker Industries, Inc., a Delaware corporation, hereby appoints LOUIS A. GUZZETTI and GEORGE E. FUEHRER true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form10-K of Spinnaker Industries, Inc., for the fiscal year ended December 31, 2000, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE:  March 30, 2001
                                                /s/ Anthonie C. van Ekris
                                                -------------------------------
                                                Anthonie C. van Ekris